CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stanley R. Rosenthal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report on Form 10-K/A of All-State Properties L.P. for the year ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of All-State Properties L.P.

Date:  January 18, 2008

By:/s/Stanley R. Rosenthal

_____________________

Stanley R. Rosenthal

Authorized Person

A signed original of this written statement required by Section 906 has been provided to All-State Properties L.P. and will be retained by All-State Properties L.P. and furnished to the Securities and Exchange Commission or its staff upon request.